UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 1, 2022

Regional Health Properties, Inc.

(Exact Name of Registrant as Specified in Charter)

Georgia	001-33135	81-5166048
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

454 Satellite Boulevard, NW

Suite 100

Suwanee, Georgia 30024

(Address of Principal Executive Offices, and Zip Code)

(678) 869-5116

(Registrant’s telephone number, including area code)

Not applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	RHE	NYSE American
10.875% Series A Cumulative Redeemable Preferred Stock, no par value	RHE-PA	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 1, 2021, Regional Health Properties, Inc. (the “Company”) issued to (i) Brent Morrison, the Company’s Chief Executive Officer and President, 24,000 shares of restricted common stock, which vest with respect to one-half of such shares on each of January 1, 2023 and January 1, 2024 (the “Morrison Award”); and (ii) Benjamin Waites, the Company’s Chief Financial Officer, a ten-year incentive stock option to purchase 24,000 shares of common stock, with an exercise price of $4.51 per share and which vests with respect to one half of such shares on each of January 1, 2023 and January 1, 2024 (the “Waites Award” and, together with the Morrison Award, the “Awards”). The Awards were granted pursuant to the terms and the provisions of the Regional Health Properties, Inc. 2020 Equity Incentive Plan (the “Plan”) and were disclosed on the Company’s Current Report on Form 8-K filed on July 8, 2021.

The Morrison Award agreement is on the form of Restricted Common Stock Award Agreement approved by the Compensation Committee of the Company’s Board of Directors (the “Compensation Committee”), which form was filed as Exhibit 4.8 to the Company’s Quarterly Report for the quarter ended March 31, 2021. The Waites Award agreement is attached hereto as Exhibit 99.1. The Waites Award agreement is on the form of Incentive Stock Option Award Agreement approved by the Compensation Committee, which form is attached hereto as Exhibit 99.2.

Item 9.01Financial Statements and Exhibits.

(d)Exhibits

Exhibit 99.1	Incentive Stock Option Award Agreement between Regional Health Properties, Inc. and Benjamin Waites, dated as of January 1, 2022.

Exhibit 99.2	Form of Incentive Stock Option Award Agreement (pursuant to the Regional Health Properties, Inc. 2020 Equity Incentive Plan).

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	January 6, 2022	REGIONAL HEALTH PROPERTIES, INC.

/s/ Brent Morrison
Brent Morrison
Chief Executive Officer and President

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